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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 31, 2006

                           JACKSONVILLE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

            Florida                    001-14853               59-3472981
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)             File Number)         Identification No.)

    100 North Laura Street, Jacksonville, Florida                32202
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       (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code 904-421-3040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective August 31, 2006, Rudolph A. Kraft, age 71, resigned from the boards of Jacksonville Bancorp, Inc. and The Jacksonville Bank located in Jacksonville, Florida. In a letter from Mr. Kraft to the board (see attached), he complimented management and his fellow board members for the success of the bank. He chooses to resign due to time constraints and his desire to travel more at this stage of his life.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         17  Resignation letter dated August 22, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     JACKSONVILLE BANCORP, INC.
                                                     ---------------------------
                                                     Registrant

Date: September 1, 2006
                                                     /s/ VALERIE A. KENDALL
                                                     ---------------------------
                                                     Valerie A. Kendall
                                                     Executive Vice President
                                                     & Chief Financial Officer